KeyCorp Third Quarter 2014 Earnings Review October 15, 2014 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “assume,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3)
adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7)
unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate;
(17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward-looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.
Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation and to page 99 of our 2013 Form 10-K.

Core revenue trends stable
- Lower gains from principal investing and leveraged lease terminations
Total average loans up 5% from prior year
- Linked quarter average impacted by seasonality, capital markets and strategic exits
Positive trends in several fee-based businesses
Expenses well-controlled
- Down from prior year and previous quarter (excl. Pacific Crest and pension charges)
Asset quality remains strong, with NCOs below targeted range
NPAs down 28% from prior year
New business originations are higher quality than overall book
Remaining disciplined with structure and relationship focus
Strong Risk
Management
Committed to capital priorities: organic growth, dividends, repurchases, opportunistic growth
Continuing to invest in and grow our businesses
- Completed acquisition of Pacific Crest Securities, within 60 days of announcement
Repurchased $119 million in common shares in 3Q14
Positive
Operating
Leverage
Investor Highlights – 3Q14
Disciplined
Capital
Management

4 Financial Review

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 9-30-14 ratios are estimated
(e) Non-GAAP measure: see Appendix for reconciliation
EPS – assuming dilution $ .23 $  .27 $  .26 $  .26 $  .25
Cash efficiency ratio (e) 69.5% 65.8% 64.9% 67.4% 67.5%
excl. efficiency and pension charges 66.0 63.4 63.9 65.1 63.6
Net interest margin (TE) 2.96 2.98 3.00 3.01 3.11
Return on average total assets .92 1.14 1.13 1.08 1.12
Total loans and leases 5% 6% 4% 3% 5%
CF&A loans 11 13 9 8 11
Deposits (excl. foreign deposits) 4 2 4 8 5
Tier 1 common equity (d), (e) 11.3% 11.3% 11.3% 11.2% 11.2%
Tier 1 risk-based capital (d) 12.0 12.0 12.0 12.0 11.9
Tangible common equity to tangible assets (e) 10.3 10.2 10.1 9.8 9.9
NCOs to average loans .22% .22% .15% .27% .28%
NPLs to EOP portfolio loans .71 .71 .81 .93 1.01
Allowance for loan losses to EOP loans 1.43 1.46 1.50 1.56 1.62
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)

CF&A loans up 11%
$23.9
$26.5
$28.0
$21.0
$14.0
$7.0
$0.0
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Total loans up 5%
$60.0
$45.0
$30.0
$15.0
$0.0
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Average total loans up 5% from prior year, driven
by CF&A up 11%
Linked quarter average balances impacted by
seasonality, capital markets and strategic exits
Total commitments continue to grow with
utilization relatively stable
High quality new loan originations: consistent with
moderate risk profile
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios Home Equity & Other Total Commercial
$ in billions
$55.8
$53.3

.80%
.60%
.40%
.20%
.00%
.56%
.52%
.22%
.16%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Transaction balances up 6%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Improving Deposit Mix
Highlights Funding Cost
Funding cost continues to improve
Transaction deposit balances up 6% from 3Q13
Growth from prior year reflects inflows from
commercial clients as well as commercial
mortgage servicing
Total CD maturities and average cost
– 2014 Q4: $1.5 billion at .46%
– 2015: $2.3 billion at .73%
– 2016 and beyond: $2.1 billion at 1.47%
Average Deposits
(a)
$ in billions
Note: Transaction deposits include noninterest-bearing, as well as NOW and MMDA
(a) Excludes deposits in foreign office
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$67.7
$65.4

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$584
$581
3.11%
2.96%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Net Interest Income and Margin
TE = Taxable equivalent
Highlights
Net Interest Income & Net Interest Margin Trend (TE)
Net interest income down 1% from prior year,
primarily due to lower asset yields
Modest growth from prior quarter reflects asset
growth, higher loan fees, improved funding cost
and more days in the quarter, which all offset lower
asset yields
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position
NIM Change (bps): vs.  2Q14
Earnings asset mix / higher levels of liquidity (.02)
Loan yield (.02)
CD maturities / repricing .02
Total Change (.02)
Net interest income (TE)
NIM (TE)
$ in millions; continuing operations

$525
$450
$375
$300
$225
$150
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

24%
21%
16%
10%
10%
2%
4%
13%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other

Noninterest Income
TE = Taxable equivalent
Highlights Noninterest Income
Noninterest income down $42 MM from prior year:
– Gains from leveraged lease termination and
principal investing $31 MM higher in 3Q13
– Special servicing fees $6 MM lower
– Posting order change in 4Q13 reduced service
charges by ~$5 MM vs. one year ago
Positive trends in several fee-based businesses
– Trust and investment services and deposit
service charges up vs. 2Q14
Change from prior quarter (down $38 MM) reflects:
– Gains from leveraged lease termination and
principal investing $35 MM higher in 2Q14
3Q14 Noninterest Income Diversity
$ in millions; continuing operations
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains
$417
$459
(a)

Expenses down 2%
$800
$700
$600
$500
$400
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

70%
65%
60%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

$720
$695
$670
$645
$620
$595
$570
$545
$520
25
16
675
24
665
6
20
15
663
3Q13
2Q14
3Q14

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
3Q14 Expense Detail
Expenses down 2% from prior year, benefitting
from continuous improvement efforts
Increase from prior quarter reflects:
– Pension settlement charge and expenses
related to Pacific Crest Securities
FY 2014 expenses expected to be down a low-to-
mid single digit percentage from 2013
Focused on improving efficiency by growing
revenue and continuing to control expenses
Efficiency charges:
Pension charges:
$15 $37 $16 $22 $10
$ 2
$25
$24
$ in millions
$704
Efficiency charges         $   15
All remaining expense      663
$  678
2H14 expense guidance:
$680 - $690 / quarter
$15
$20
Pension settlement
Efficiency charges
All remaining expense
Pacific Crest
$716
$689
Not included in guidance:
Pacific Crest                   $     6
Pension settlement              20
$   26
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the
redemption of trust preferred securities
Cash Efficiency Ratio
(a)
Efficiency and pension charges, as a
% of revenue:
1.5%
1.5% 3.6% 3.9%
2.3%
1.0%
Cash efficiency ratio,
excluding efficiency
and pension charges
2.3%
3.5%
(b)
.8%
$704
$716

70%
65%
60%
55%
50%
3Q14 YTD
Business Growth, Net of Investments
Expense Savings
Rising Rate Benefit
Long-term Target: <60%

Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash Efficiency Ratio
(a)
Outlook
(a) Non-GAAP measure: see Appendix for reconciliation
(b) Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(b)

$60
$40
$20
$0
.60%
.40%
.20%
.00%
NCOs decreased by 16%
$37
$28
.28%
$31
$21
.22%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

$1,000
$900
$800
$700
$600
210%
185%
160%
135%
110%
$868
160%
201%
$804
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

$800
$600
$400
$200
$0
1.60%
1.20%
0.80%
0.40%
NPAs decreased by 28%
1.01%
.71%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 16% from 3Q13 to
$31 MM, or 22 bps of average loans
Total gross charge-offs down 37% from 3Q13 and
down 13% from 2Q14
Nonperforming assets down 28% from prior year
Net charge-offs expected to continue below the
targeted range for the remainder of the year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$579
$418

11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
9.93%
10.29%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

$12.00
$11.00
$10.00
$9.00
Book value up 7%
$11.05
$11.77
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

12.00%
10.00%
8.00%
6.00%
11.17%
11.26%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Disciplined capital management
– Continuing to invest in and grow
businesses
– Repurchased $119 MM in common shares
Ratios reflect the acquisition of Pacific Crest
Securities and the sale of residual interests in
education loan securitization trusts
Tangible Common Equity to Tangible Assets
(a)
Strong Capital
Highlights
Book Value per Share
(a) Non-GAAP measure: see Appendix for reconciliations
(b) 9-30-14 ratio is estimated
Tier 1 Common Equity
(a), (b)

2014 Outlook and Expectations
Average Loans
• LQA: mid-single digit growth, driven by
commercial loans
• Mid-single digit growth vs. FY 2013
Net Interest Income
• Relatively stable with 3Q14
• Relatively stable from 2013, with slight
downward pressure from competitive
environment
Noninterest Income
• Low double-digit percentage growth
from 3Q14, supported by stronger
market-related revenue and a full
quarter of Pacific Crest
• Low single-digit growth compared to
prior year
Expense
• Relatively stable with 3Q14 reported,
including Pacific Crest, pension,
seasonality and efficiency charges
• Low to mid-single digit percentage
decline from 2013
Efficiency / Productivity
• Positive operating leverage • Positive operating leverage
Asset Quality
• Continued strong credit quality trends,
consistent with 3Q14 levels
• Net charge-offs to average loans below
targeted range of 40 – 60 bps
Capital
• Continued execution of capital plan
• Disciplined execution of 2014 capital
plan, including dividends and share
repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%; low double-digit: 10% - 13%
4Q14 FY 2014

15 Appendix

Progress on Targets for Success
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts for periods prior to third quarter of  2014) divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

Balance Sheet
Efficiency
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
Positive
Operating
Leverage
Disciplined
Capital
Management
Metrics
(a)
3Q14 2Q14 Targets
Loan to deposit ratio
(b)
NCOs to average loans
Provision to average loans
Net interest margin
Noninterest income to total revenue
Cash efficiency ratio
(c)
Return on average assets
87% 87%
.22% .22%
69.5% 65.8%
.92% 1.14%
.15% .07%
2.96% 2.98%
42% 44%
90% -100%
40 - 60 bps
LT: >3.50%
LT: <60%
1.00% -1.25%
>40%

• Supporting businesses with
technology development
• Driving talent management to
improve productivity
Focused on Driving Positive Operating Leverage
Revenue Growth Expense Savings
Community
Bank
Corporate
Bank
• Improving sales productivity
• Strengthening product offering:
Hassle-Free
• Enhancing online and mobile
channels
• Optimizing branch channel
• Driving greater efficiencies through
back and middle-office processes
Enterprise
• Adding senior bankers: existing
industry expertise and relationships
• Strengthening commercial payment
product capabilities
• Added technology vertical: completed
Pacific Crest acquisition
• Exiting international leasing
originations and reducing related cost
structure
• Variablizing cost: utilization of third-
party partners
• Rationalization of fixed income trading
platform
• Improving operational effectiveness:
Lean Six Sigma, variablizing costs
• Reducing occupancy costs
• Right-sizing support activities

Executing action plans across our organization
Driving consumer  sales
per FTE per day: up
>30% from prior year
Aggressive campaign to
add bankers: relationship
managers up ~15% from
prior year (a)
Data as of 3Q14 unless otherwise noted
(a) Includes impact of the acquisition of Pacific Crest Securities
Reducing occupancy:
plans to remove >15% of
corporate square footage
by 2016

2013 Reported NIE
2013 Efficiency and Pension Charges
2013 NIE Excl. Charges
Expense Savings
Operating Cost Increase
Investments
2014 NIE Outlook Excl. Charges
2014 Efficiency Charges
2014 NIE Outlook

Focused Expense Management
$2.82 B
$117 MM
$2.70 B
Low to mid-
single digit
decline year-
over-year
Continued cost savings enable investments and offset normal expense growth
(4) % – (6) %
1% – 2.5%
1% - 2%
(a)
(a) Operating cost increase includes inflationary adjustments, annual merit increases, etc.
2% – 2.5%

Note: Percentage ranges based upon 2014 expense plans and calculated from 2013 reported NIE

$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
2.15%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

22%
18%
14%
10%
19%
19%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
– No private label MBS or financial paper
Currently reinvesting cash flows into GNMA
securities in preparation for upcoming
regulatory liquidity requirements
– 35% of total portfolio was GNMA at 9/30/14
Securities cash flows of $.9 billion in both 3Q14
and 2Q14
Average portfolio life at 9/30/14 of 3.6 years,
unchanged from 6/30/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$17.7
2.23%
$17.0

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
• High quality
• Fixed rate agency MBS and CMOs
• Average maturity: 3.6 years
• GNMAs total 35% of total portfolio
• Reinvesting cash flows into GNMAs
$9
$15
$5
$5
Size of swap
portfolio
Modeled asset
sensitivity
~3%
0%
7%
$5
Flexibility to Adjust Rate
Sensitivity with Swaps
Loan Portfolio
Variable:
69%
Fixed:
31%
Deposits
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 37%
Interest-
bearing, non-
time: 54%
CDs:
9%
• Maintaining moderate asset sensitive position of ~3% (a)
- Assumes 200 basis point increase in short-term rates over a
12-month period
• Utilize swaps for debt hedging and asset liability management
- Fairly even pace of A/LM swap maturities
3Q14
Swaps
($ in B)
9/30/14
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L Management $    9.3 1.8 .8% .2%
Debt 4.5 4.0 2.5 .2
$  13.8 1.3% .2%
3Q14
$17 B
AFS: $12 B
HTM: $5 B
Balance sheet has relatively short duration and is
more impacted by the short-end of the curve
$14 B

Actively managing a naturally asset sensitive balance sheet
(a)  Preliminary estimate

1.00%
.75%
.50%
.25%
.00%
.61%
.54%
.17%
.13%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
(7)%
(2)%

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Metric
(b)
3Q14 2Q14 1Q14 4Q13 3Q13
Delinquencies to EOP total loans: 30-89 days .61% .49% .48% .58% .54%
Delinquencies to EOP total loans: 90+ days .13 .15 .16 .13 .17
NPLs to EOP portfolio loans .71 .71 .81 .93 1.01
NPAs to EOP portfolio loans + OREO + Other NPAs .74 .74 .85 .97 1.08
Allowance for loan losses to period-end loans 1.43 1.46 1.50 1.56 1.62
Allowance for loan losses to NPLs 200.5 205.6 185.7 166.9 160.4
Continuing operations Continuing operations

Period-
end loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
9/30/14 3Q14 3Q14 3Q14 9/30/14 9/30/14 9/30/14 9/30/14
Commercial, financial and agricultural (a) $   26,683 $   26,456 $              6 .09 $                    47 $             385 1.44 819.15
Commercial real estate:
Commercial Mortgage 8,276 8,142 (2) (.10) 41 159 1.92 387.80
Construction 1,036 1,030 1 .39 14 28 2.70 200.00
Commercial lease financing 4,135 4,145 (1) (.10) 14 55 1.33 392.86
Real estate – residential mortgage 2,213 2,204 2 .36 81 22 .99 27.16
Home equity 10,663 10,658 7 .26 184 78 .73 42.39
Credit cards 724 716 9 4.99 1 32 4.42 N/M
Consumer other – Key Community Bank 1,546 1,534 6 1.55 2 24 1.55 N/M
Consumer other – Exit Portfolio 879 911 3 1.31 17 21 2.39 123.53
Continuing total (e) $   56,155 $    55,796 $            31 .22 $                  401 $             804 1.43 200.50
Discontinued operations 2,375 4,080 7 1.15 9 31 1.31 344.44
Consolidated total $   58,530 $    59,876 $            38 .26 $                  410 $             836 1.43 203.90
Credit Quality by Portfolio
Credit Quality
$ in millions

(a) 9-30-14 ending loan balances include $90 million of commercial credit card balances; 9-30-14 average loan balances include $92 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation
(c) 9-30-14 NPL amount excludes $14 million of purchased credit impaired loans
(d) 9-30-14 allowance by portfolio is estimated
(e) 9-30-14 ending loan balances include purchased loans of $143 million, of which $14 million were purchased credit impaired
N/M = Not meaningful

Vintage (% of Loans)
Loan
Balances
Average
Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Loans and lines
First lien $            6,180            $          65,817 772 67% .6% 50% 5% 3% 3% 39%
Second lien 4,200 54,759 766 76 3.7 33 5 3 4 55
Community Bank $          10,380 60,443 770 70 1.8 43 5 3 4 45
Exit portfolio 283 17,253 729 80 31.6 1 - - - 99
Total home equity portfolio $          10,663
Nonaccrual loans and lines
First lien $                 94 $          61,645 720 73% 1.0% 5% 4% 3% 5% 83%
Second lien 81 48,222 711 80 2.1 2 2 2 4 90
Community Bank $              175 54,590 716 77 1.5 4 3 2 5 86
Exit portfolio 10 23,844 700 77 29.2 - - - - 100
Total home equity nonaccruals $              185
Third quarter net charge-offs (NCOs)
Community Bank $                  6 3% 2% 4% 2% 89%
% of average loans .23%
Exit Portfolio $                   1 - - - - 100
% of average loans 1.37%
(a) Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 71%, which compares to 71% at the end of the second quarter of 2014.
Home Equity Portfolio – 9/30/14
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 60% first lien position
– Average FICO score of 770
– Average LTV at origination: 70%
$4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.7 billion are lines
$1.5 billion in lines outstanding (14% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

$4,000
$3,000
$2,000
$1,000
$0
$3,120
$2,347
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
9-30-14 6-30-14
9-30-14 vs.
6-30-14
3Q14
(c)
2Q14
(c)
9-30-14 6-30-14
Residential properties – homebuilder $          11 $          19 $            (8) $         1 - $         10          $          7
Marine and RV floor plan 7 23 (16) - - 5 6
Commercial lease financing
(a)
1,046 1,154 (108) (1) $        (5) 1 3
Total commercial loans 1,064 1,196 (132) - (5) 16 16
Home equity – Other 283 300 (17) 1 1 10 11
Marine 828 888 (60) 2 5 16 15
RV and other consumer 57 61 (4) 1 (1) 1 1
Total consumer loans 1,168 1,249 (81) 4 $         5 27 27
Total exit loans in loan portfolio $     2,232 $     2,445 $        (213) $         4 - $         43 $         43
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$    2,375 $    4,162 $     (1,787) $         7 $         7 $         9 $         19
$ in millions; average balances
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
(3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and
qualified technological equipment leases.
(b) June 30, 2014 balance includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended
9-30-14 6-30-14 3-31-14 12-31-13 9-30-13
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,509 $ 10,504 $ 10,403 $ 10,303 $ 10,206
Less: Intangible assets
(a)
1,105 1,008 1,012 1,014 1,017
Preferred Stock, Series A
(b)
282 282 282 282 282
Tangible common equity (non-GAAP)  $ 9,122 $ 9,214 $ 9,109 $ 9,007 $ 8,907
Total assets (GAAP) $ 89,770 $ 91,798 $ 90,802 $ 92,934 $ 90,708
Less: Intangible assets
(a)
1,105 1,008 1,012 1,014 1,017
Tangible assets (non-GAAP) $ 88,665 $ 90,790 $ 89,790 $ 91,920 $ 89,691
Tangible common equity to tangible assets ratio (non-GAAP) 10.29% 10.15% 10.14% 9.80% 9.93%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,509 $ 10,504 $ 10,403 $ 10,303 $ 10,206
Qualifying capital securities 340 339 339 339 340
Less: Goodwill 1,051 979 979 979 979
Accumulated other comprehensive income (loss)
(c)
(366) (328) (367) (394) (409)
Other assets
(d)
110 86 84 89 96
Total Tier 1 capital (regulatory) 10,054 10,106 10,046 9,968 9,880
Less: Qualifying capital securities 340 339 339 339 340
Preferred Stock, Series A
(b)
282 282 282 282 282
Total Tier 1 common equity (non-GAAP)  $ 9,432 $ 9,485 $ 9,425 $ 9,347 $ 9,258
Net risk-weighted assets (regulatory)
(e)
$ 83,787 $ 84,287 $ 83,637 $ 83,328 $ 82,913
Tier 1 common equity ratio (non-GAAP)
(e)
11.26% 11.25% 11.27% 11.22% 11.17%
Pre-provision net revenue
Net interest income (GAAP) $ 575 $ 573 $ 563 $ 583 $ 578
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 417 455 435 453 459
Less: Noninterest expense (GAAP) 704 689 662 712 716
Pre-provision net revenue from continuing operations (non-GAAP) $ 294 $ 345 $ 342 $ 330 $ 327
GAAP to Non-GAAP Reconciliation
$ in millions

a) Three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 exclude $72 million, $79 million, $84 million, $92 million, and $99 million of period-end purchased credit card receivable intangible assets, respectively
b) Net of capital surplus
c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and
September 30, 2013
e) 9-30-14 amount is estimated

Three months ended
9-30-14 6-30-14 3-31-14 12-31-13
9-30-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,473 $ 10,459 $ 10,371 $ 10,272 $ 10,237
Less: Intangible assets (average)
(a)
1,037 1,010 1,013 1,016 1,019
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $ 9,145 $ 9,158 $ 9,067 $ 8,965 $ 8,927
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 197 $ 242 $ 232 $ 229 $ 229
Average tangible common equity (non-GAAP) 9,145 9,158 9,067 8,965 8,927
Return on average tangible common equity from continuing operations (non-GAAP) 8.55% 10.60% 10.38% 10.13% 10.18%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 204 $ 214 $ 236 $ 224 $ 266
Average tangible common equity (non-GAAP) 9,145 9,158 9,067 8,965 8,927
Return on average tangible common equity consolidated (non-GAAP) 8.85% 9.37% 10.56% 9.91% 11.82%
Cash efficiency ratio
Noninterest expense (GAAP) $ 704 $ 689 $ 662 $ 712 $ 716
Less: Intangible asset amortization (GAAP) 10 9 10 10 12
Adjusted noninterest expense (non-GAAP) $ 694 $ 680 $ 652 $ 702 $ 704
Net interest income (GAAP) $ 575 $ 573 $ 563 $ 583 $ 578
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 417 455 435 453 459
Total taxable-equivalent revenue (non-GAAP) $ 998 $ 1,034 $ 1,004 $ 1,042 $ 1,043
Cash efficiency ratio (non-GAAP) 69.5% 65.8% 64.9% 67.4% 67.5%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013 exclude $76 million, $82 million, $89 million, $96 million, and $103 million of average purchased credit card receivable intangible assets, respectively

KeyCorp & Subsidiaries
$ in billions
Quarter ended
September 30, 2014
Tier 1 common equity under current regulatory rules $                    9.4
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b) (.1)
Common equity Tier 1 anticipated under the Regulatory Capital Rules (c) $                    9.3
Total risk-weighted assets under current regulatory rules $                  83.8
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year 1.0
Past Due Loans .1
Mortgage servicing assets (d) .5
Deferred tax assets (d) .3
Other 1.5
Total risk-weighted assets anticipated under the Regulatory Capital Rules $                  87.2
Common Equity Tier 1 ratio under the Regulatory Capital Rules 10.7%
(a) Common equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding

Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)